EXHIBIT 10.1
EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment No. 2”) is made this 24th day of March, 2015 by and among CSS INDUSTRIES, INC., a Delaware corporation (together with its successors and/or assigns, “Borrower”), the banks and other financial institutions signatory hereto, together with other such banks and financial institutions as may from time to time become parties to this Agreement (together with their successors and/or assigns, collectively, the “Lenders”; and each individually, a “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, together with its successors and/or assigns in such capacity, the “Administrative Agent”).
BACKGROUND
The Borrower, Guarantor, Administrative Agent and Lenders are parties to that certain Credit Agreement dated March 17, 2011, as amended by that certain Amendment No. 1 to Credit Agreement (“Amendment No. 1”) dated as of December 17, 2013 (as amended hereby and as may be further amended or otherwise modified from time to time, the “Credit Agreement”).
The Borrower has requested, and the Administrative Agent and Lenders have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement in certain respects as set forth herein.
In consideration of the foregoing premises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:
A.    Definitions.
1.    General Rule. Except as expressly set forth herein, all capitalized terms used and defined herein have the respective meanings ascribed thereto in the Credit Agreement.
2.    Amended and Restated Defined Terms. The following definition set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Commitment Termination Date” means March 16, 2020.
3.    Amendment to the Defined Term “Permitted Acquisition”. Subparagraph (a) of the definition of “Permitted Acquisition” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:
(a) consideration for any one such acquisition may not exceed $40,000,000 and consideration for all such acquisitions may not exceed $50,000,000 during any fiscal year and $250,000,000 in the aggregate during the term of this Agreement.

B.    Amendments to Credit Agreement
1.    Modification of Section 2.3(c) of the Credit Agreement. Section 2.3(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(c) Unused Fee. In consideration of the Commitments, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders in accordance with their respective Commitments a commitment fee (the “Unused Fee”) in an amount equal to 0.275% per annum on the average daily unused amount of the Aggregate Committed Amount. For purposes of computation of the Unused Fee, LOC Obligations shall be considered usage of the Aggregate Committed Amount. The Unused Fee shall be payable quarterly in arrears on the first Business Day of each calendar quarter.
2.    Modification of Section 5.9(a) of the Credit Agreement. Section 5.9(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a) Tangible Net Worth. Maintain a Tangible Net Worth, as of the last day of each fiscal quarter of the Borrower, of not less than $170,000,000.
C.    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, as to themselves and their Subsidiaries, as follows:
1.Representations. As of the Amendment No. 2 Effective Date (defined below) and after giving effect thereto, the Borrower represents and warrants as follows: (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; (ii) there is no Event of Default or Default under the Credit Agreement, as amended hereby, which has not been cured or waived; and (iii) no Material Adverse Effect has occurred or is continuing.
2.Power and Authority. The Borrower has the power and authority under the laws of its jurisdiction of formation and under its formation documents to enter into and perform this Amendment No. 2 and the other documents and agreements required hereunder (collectively, the “Amendment Documents”); all necessary actions (corporate or otherwise) for the execution and performance by the Borrower of the Amendment Documents have been taken; and each of the Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of the Borrower, enforceable in accordance with its respective terms.
3.No Violations of Law or Agreements. The execution and performance of the Amendment Documents by the Borrower and the Guarantors party thereto will not: (i) violate any provisions of any law or regulation, federal, state, local, or foreign, or any formation document of the Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which the Borrower or its property may be bound.

D.    Conditions to the Effectiveness of Amendment No. 2. This Amendment No. 2 shall be effective upon the date of the Administrative Agent’s receipt of the following documents, each in form and substance reasonably satisfactory to the Administrative Agent (the “Amendment No. 2 Effective Date”):
1.Amendment No. 2. This Amendment No. 2 duly executed and delivered by each of the Borrower, the Lenders, and the Administrative Agent.
2.Acknowledgement of Guarantors. The Consent and Reaffirmation, duly executed and delivered by each of the Guarantors, in the form attached hereto as Exhibit A.
3.Payment of Amendment Fee. Payment to the Administrative Agent for the ratable benefit of the Lenders, an amendment fee of $100,000.
4.Payment of the Administrative Agent’s Legal and Other Fees. Payment to the Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 2.
5.Amended and Restated Notes. At the request of any Lender, an executed amended and restated Note in favor of such Lender.
6.Other Documents. Such additional documents as the Administrative Agent may reasonably request.
E.    Miscellaneous.
1.The Borrower hereby (i) affirms all the provisions of the Credit Agreement, as amended by this Amendment No. 2; and (ii) agrees that the terms and conditions of the Credit Agreement shall continue in full force and effect, as amended hereby.
2.The Borrower agrees to pay the Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by the Administrative Agent and its counsel in connection with the due diligence review, the preparation, execution and delivery of this Amendment No. 2, and the future administration by the Administrative Agent of this Amendment No. 2 and the transactions contemplated hereby.
3.This Amendment No. 2 shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.
4.This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.
5.Entirety. This Amendment No. 2, together with the other Amendment No. 1, the Credit Agreement, and the other Loan Documents, represents the entire agreement of the parties hereto and thereto, and supersedes all prior agreements and understandings, oral and written, if any, including any commitment letters or correspondence relating to the Amendment No. 2, the other Loan Documents or the transactions contemplated herein or therein.
6.No Waiver. The execution, delivery and performance of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Issuing Lender, or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof.

(Signature Pages to Follow)

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 the day and year first written above.
BORROWER:
CSS INDUSTRIES, INC.,
a Delaware corporation

By: /s/ Vincent A. Paccapaniccia
Name:    Vincent A. Paccapaniccia
Title:    Vice President-Finance and Chief Financial Officer

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By: /s/ Melissa G. Landay
Name:    Melissa G. Landay
Title:    Vice President

CITIZENS BANK OF PENNSYLVANIA,
as Lender

By: /s/ Devon Sparks
Name:        Devon Starks
Title:        Senior Vice President

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Melissa G. Landay
Name:        Melissa G. Landay
Title:        Vice President

EXHIBIT A
CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 2 to Credit Agreement (the “Amendment”); (ii) consents to the Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth in the Amendment; and (v) reaffirms that such Loan Documents shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Administrative Agent and the Lenders have no obligation to inform such undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty. Capitalized terms have the meanings assigned to them in the Amendment.

IN WITNESS WHEREOF, each of the undersigned has duly executed this Consent and Reaffirmation on and as of the date of the Amendment.
GUARANTORS:
PAPER MAGIC GROUP, INC.,
a Pennsylvania corporation

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

BERWICK OFFRAY LLC,
a Pennsylvania limited liability company

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

CLEO INC,
a Tennessee corporation

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

PHILADELPHIA INDUSTRIES, INC.,
a Delaware corporation

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: President

LION RIBBON COMPANY, LLC,
a Delaware limited liability company

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

Signature Page to Consent and Reaffirmation

C.R. GIBSON, LLC,
a Delaware limited liability company

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

W.J.S. FURNITURE, INC.,
a Delaware corporation

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

PAPER MAGIC DISTRIBUTION, INC.,
a Delaware corporation

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

CRG DISTRIBUTION, INC.,
a Delaware corporation

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

LR TEXAS CORP.,
a Texas corporation

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

Signature Page to Consent and Reaffirmation

BOC DISTRIBUTION, INC.,
a Delaware corporation

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

BERWICK MANAGEMENT LLC,
a Pennsylvania limited liability company

By:    Berwick Offray LLC,

By: /s/ Vincent A. Paccapaniccia
Name: Vincent A. Paccapaniccia
Title: Vice President

Signature Page to Consent and Reaffirmation